UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2020 (May 13, 2020)

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place Norfolk, Virginia 23510-9241	757-629-2680
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 13, 2020, Norfolk Southern Corporation (the “Registrant”) issued a press release announcing the results of its private exchange offers (the “Exchange Offers”), through 5:00 p.m., New York City time, on May 13, 2020 (which was the early exchange date in connection with the Exchange Offers), for the Registrant’s outstanding 5.100% Notes due 2118, 7.900% Notes due 2097, 6.000% Notes due 2111, 6.000% Notes due 2105, 7.050% Notes due 2037, 4.650% Notes due 2046, 4.800% Notes due 2043, 4.837% Notes due 2041, 4.450% Notes due 2045, 4.100% Notes due 2049 and 4.150% Notes due 2048. On May 14, 2020, the Registrant issued a press release announcing the pricing of the Exchange Offers. The Exchange Offers will expire at 11:59 p.m., New York City time, on May 28, 2020, unless extended by the Registrant. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release dated May 13, 2020.

99.2	Press release dated May 14, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION (Registrant)

/s/ Denise W. Hutson
Name:	Denise W. Hutson
Title:	Corporate Secretary

Date: May 14, 2020

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